As filed with the Securities and Exchange Commission on April 19, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2007

PLAYTEX PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12620	51–0312772
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Nyala Farms Road, Westport, Connecticut 06880
(Address of principal executive offices)

Registrant's telephone number, including area code (203) 341–4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 1 — REGISTRANTS’S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement.

On April 19, 2007, Playtex Products, Inc. (the “Company”) issued a press release announcing it had purchased Tiki Hut Holding Company, Inc. On April 13, 2007, the Company entered into an agreement to purchase the stock of Tiki Hut Holding Company, Inc., the owner of the Hawaiian Tropic sun care brand, for $83 million, which amount includes the price for the stock and repayment of all outstanding debt at the closing. In addition, there was a separate seasonal working capital adjustment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

On April 18, 2007, the Company amended its Credit Agreement with GE Capital Corporation by, among other things, including the new Tiki Hut Holding Company, Inc. entities as Guarantors, increasing the size of the credit facility to $150 million from $100 million, and reducing the borrowing rate by fifty basis points to LIBOR plus 175 basis points. A copy of the revolving credit agreement, as amended, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this item.

SECTION 2 — FINANCIAL INFORMATION

Item 2.01     Completion of Acquisition or Disposition of Assets

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the acquisition of the stock of Tiki Hut Holding Company, Inc. is incorporated herein by reference.

On April 18, 2007, the Company purchased Tiki Hut Holding Company, Inc. for $83 million, which included the price for the stock and repayment of all outstanding debt at the closing. In addition, there was a separate seasonal working capital adjustment. The Company used its revolving credit agreement, as amended, to fund the acquisition.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.     Financial Statements and Exhibits

Exhibit Number	Title
99.1	Press Release of Playtex Products, Inc. dated April 19, 2007

99.2	Amendment No. 8 to the Credit Agreement, dated April 18, 2007 amongst Playtex Products, Inc. the credit parties named therein and General Electric Capital Corporation, as agent and a lender.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLAYTEX PRODUCTS, INC.

Date:	April 19, 2007	By:	/s/ KRIS J. KELLEY
Kris J. Kelley
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date:	April 19, 2007	By:	/s/ JOHN J. MCCOLGAN
John J. McColgan
Vice President—Corporate Controller
and Treasurer
(Principal Accounting Officer)